UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 17, 2004

                                 MODENA 5, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                            000-50497                          98-0412435
  (State or other jurisdiction                 (Commission                     (IRS Employer ID No.)
       of Incorporation)                       File Number)


           2218 Meade Avenue, San Diego, CA 92116. Tel: (619) 857-5861
             (Address and Telephone Number of Registrant's Principal
               Executive Offices and Principal Place of Business)




       (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.01   Changes in Control of Registrant

On November 17, 2004, Mr. Chris Penner, the Company's sole officer and a member of the Board of Directors since its inception, tendered his resignation as the sole member of the Board of Directors and as the sole officer of the Company. Mr. Penner resigned his positions with the Company due to his inability to continue to dedicate sufficient time to the Company's due to personal and other professional commitments. Concurrent with his resignation as an officer and director of the Company, Mr. Penner transferred all 100,000 shares in the Company to Ms. Kelly Ann Gomes for monetary consideration and in consideration for Ms. Gomes accepting appointment to the positions of President, Chief Executive Officer, Chief Financial Officer and as a member of the Board of Directors of the Company. These shares represent one hundred (100%) of the issued and outstanding stock of the Company.

Kelly Ann Gomes is currently self-employed as a restaurant proprietor in San Diego, California. Prior to being self-employed Ms. Gomes worked as a real estate broker for five years, holding licenses in both the State of New York and the State of California. Ms. Gomes will assist the Company in its attempt to locate and negotiate with a business entity for the combination of that target company.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock on November 17, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company,
(iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                            NAME OF                       SHARES OF                        PERCENT
TITLE OF CLASS         BENEFICIAL OWNER                  COMMON STOCK                     OF CLASS
--------------         ----------------                  ------------                     --------
5% STOCKHOLDERS

Common Stock        Kelly Ann Gomes                        100,000                         100.00%

DIRECTORS AND NAMED EXECUTIVE                              100,000                         100.00%
OFFICERS

Common Stock        Kelly Ann Gomes                        100,000                         100.00%
                    President, CEO, CFO
                    and Director

DIRECTORS AND                                              100,000                         100.00%
OFFICERS AS A
GROUP

Item 9.01     Financial Statements and Exhibits

(a)   None
(b)   None
(c)   Exhibits

Number        Exhibit
------        -------

              None


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                           MODENA 5, INC.

                                           By:  /s/ Kelly Ann Gomes
                                           ---------------------------------
                                           Kelly Ann Gomes
                                           President


Date:   November 17, 2004